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EXHIBIT 10.26


                          SECURITIES PURCHASE AGREEMENT

ILINC COMMUNICATIONS, INC.
JAMES M. POWERS, JR., PRESIDENT
2999 NORTH 44TH STREET, SUITE 650
PHOENIX, AZ  85016


The undersigned investor (the "INVESTOR") hereby confirms Investor's agreement with iLinc Communications, Inc. ("iLinc" or the "Company") as follows:

1. This Securities Purchase Agreement is made as of the date set forth below between the Company and the Investor.

2. The Company has authorized the sale and issuance of up to 5,400,000 shares (the "SHARES") of the common stock of the Company, $0.001 par value per share (the "COMMON STOCK"), to certain investors in a private placement (the "OFFERING").

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor 2,702,703 Shares at a purchase price of $0.37 per Share, for an aggregate purchase price of $1,000,000 (the "PURCHASE PRICE"), subject to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit "A", certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three (3) years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company, and (c) it has no direct or indirect affiliation or association with any National Association of Securities Dealers, Inc. ("NASD") member. Exceptions:

None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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            (If no exceptions, write "none." If left blank, response
                         will be deemed to be "none.")


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Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                       DATED AS OF:  June 6, 2006


                                       Herald Investment Management Limited
                                       on behalf of Herald Investment Trust PLC


                                       By: /s/ Fraser Elms
                                           -------------------------------------
                                       Name:  Fraser Elms
                                       Title: Fund Manager
                                              Herald Investment Management Ltd.


                                       Address: 10-11 Charterhouse Square
                                                --------------------------------
                                       London, ECIM 6AX
                                       -----------------------------------------


AGREED AND ACCEPTED:

iLinc Communications, Inc.



By: /s/ James M. Powers, Jr.
    -----------------------------------
       Name: James M. Powers, Jr.
       Title: President


                 [SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]


Securities Purchase Agreement - Subscription Letter                 Page 2 of 12

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                                     ANNEX I

                   TERMS AND CONDITIONS FOR PURCHASE OF SHARES

         1.   AGREEMENT TO SELL AND PURCHASE THE SHARES; SUBSCRIPTION DATE.

                  1.1 PURCHASE AND SALE. At the Closing (as defined in Section
2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions set forth herein, and at the Purchase Price, the number of Shares described in paragraph 3 of the Securities Purchase Agreement attached hereto (collectively with this Annex I and the other exhibits attached hereto, this "Agreement").

                  1.2 OTHER INVESTORS. As part of the Offering, the Company proposes to enter into Securities Purchase Agreements in the same form as this Agreement with certain other investors (the "OTHER INVESTORS"), and the Company expects to complete sales of Shares to them. The Investor and the Other Investors are sometimes collectively referred to herein as the "INVESTORS," and this Agreement, the Registration Rights Agreement and the Securities Purchase Agreements executed by the Other Investors are sometimes collectively referred to herein as the "AGREEMENTS." The Company may accept executed Agreements from Investors for the purchase of Shares commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the "SUBSCRIPTION DATE") on which the Company has notified Canaccord Adams, Inc. (in its capacity as placement agent for the Shares, the "PLACEMENT AGENT") in writing that it will no longer accept Agreements for the purchase of Shares in the Offering, but in no event shall the Subscription Date be later than JUNE 8, 2006. Each Investor must execute and deliver a Securities Purchase Agreement and a Registration Rights Agreement and must complete a Stock Certificate Questionnaire (in the form attached as Exhibit "A" hereto) and an Investor Questionnaire (in the form attached as Exhibit "B" hereto) in order to purchase Shares in the Offering.

                  1.3 PLACEMENT AGENT FEE. The Investor acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of Shares to the Investor from the proceeds of the Offering.

         2. DELIVERY OF THE SHARES AT CLOSING. The completion of the purchase and sale of the Shares (the "CLOSING") shall occur on a date specified by the Company and the Placement Agent that is anticipated to be June 9, 2006 (the "CLOSING DATE"), but which date shall not be later than June 16, 2006 (the "OUTSIDE DATE"), and of which the Investors will be notified in writing in advance by the Placement Agent. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth in paragraph 3 of the Stock Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire, in the name of a nominee designated by the Investor. In exchange for the delivery of the subscription agreements, the Investor shall deliver the Purchase Price to the Placement Agent by wire transfer of immediately available funds pursuant to written instructions to be held in escrow pending closing of the Offering. On the Closing Date, the Company shall cause counsel to the Company to deliver to the Investors a legal opinion, dated the Closing Date, substantially in the form attached hereto as Exhibit "C" (the "LEGAL OPINION").

         The Company's obligation to issue and sell the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of an executed copy of this Securities Purchase Agreement; (b) completion of purchases and sales of Shares under the Agreements with the Other Investors; (c) the accuracy of the representations and warranties made by the Investor in this Agreement and the


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fulfillment of the obligations of the Investor to be fulfilled by it under this
Agreement on or prior to the Closing; and (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby.

         The Investor's obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the
Investor: (a) the completion, execution and return of the completed Securities Purchase Agreement (with exhibits thereto) by all Investors and the funding into escrow of no less than one million dollars ($1,000,0000); (b) the delivery of the Legal Opinion to the Investor by counsel to the Company; (c) the accuracy of the representations and warranties made by the Company in this Agreement on the Closing Date; (c) the execution and delivery by the Company of the Registration Rights Agreement, (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby; and (e) the delivery to the Investor by the Secretary or Assistant Secretary of the Company of a certificate stating that the conditions specified in this paragraph have been fulfilled.

         In the event that the Closing does not occur on or before the Outside Date as a result of the Company's failure to satisfy any of the conditions set forth above (and such condition has not been waived by the Investor), the Company shall return any and all funds paid hereunder to the Investor no later than one Business Day following the Outside Date and the Investors shall have no further obligations hereunder. For purposes of this Agreement, "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which the New York Stock Exchange are permitted or required by law to close.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. Except as otherwise described in the Company's Annual Report on Form 10-K for the year ended March 31, 2005 (and any amendments thereto filed at least two (2) Business Days prior to the Closing Date), Company's most recent Quarterly Report on Form 10-Q for the quarter ended December 31, 2005 (and any amendments thereto filed at least two (2) Business Days prior to the Closing Date), the Company's Proxy Statement for its 2005 Annual Meeting of Shareholders, and any of the Company's Current Reports on Form 8-K filed since December 31, 2005 (and any amendments thereto filed at least two (2) Business Days prior to the Closing Date) (all collectively, the "SEC REPORTS"), the Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and the Closing Date, as follows:

                  3.1 ORGANIZATION. The Company is duly incorporated and validly existing in good standing under the laws of the State of Delaware. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company and its subsidiaries as a whole or the business, financial condition, properties, operations or assets of the Company and its subsidiaries as a whole or the Company's ability to perform its obligations under the Agreements in all material respects ("MATERIAL ADVERSE EFFECT"), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

                  3.2 DUE AUTHORIZATION. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements. The execution and delivery of the Agreements, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action and no further action on the part of the Company or its Board of Directors or stockholders is required. The Agreements have been validly executed and delivered by the Company and constitute legal, valid and


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binding agreements of the Company enforceable against the Company in accordance with their terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  3.3 NO CONFLICT OR DEFAULT. The execution and delivery of the Agreements, the issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not: (A) result in a conflict with or constitute a material violation of, or material default (with the passage of time or otherwise) under, (i) any bond, debenture, note, loan agreement or other evidence of indebtedness, or any material lease, or contract to which the Company is a party or by which the Company or their respective properties are bound, (ii) the Certificate of Incorporation, by-laws or other organizational documents of the Company, as amended, or (iii) any law, administrative regulation, or existing order of any court or governmental agency, or other authority binding upon the Company or the Company's respective properties; or, (B) result in the creation or imposition of any lien, encumbrance, claim, or security interest upon any of the material assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Agreements by the Company and the valid issuance or sale of the Shares by the Company pursuant to the Agreements, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

                  3.4 CAPITALIZATION. The outstanding capital stock of the Company is as described in the Company's Quarterly Report on Form 10-Q for the three month period ending December 31, 2005 and the private placement memorandum dated May 31, 2006 (the "Memorandum") provided to Investor. The Company has not issued any capital stock since December 31, 2005, other than pursuant to the purchase of shares under the Company's employee stock option plan and the exercise of outstanding warrants or stock options, in each case as disclosed in the Memorandum or the SEC Reports. The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor). The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. The Company owns one hundred percent of all of the outstanding capital stock of each of its subsidiaries, free and clear of all liens, claims and encumbrances. There are not (i) any outstanding preemptive rights, or (ii) any rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company not disclosed in the SEC Reports or Memorandum, or (iii) any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party that would provide for the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options not disclosed in the SEC Reports or the Memorandum. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.


Securities Purchase Agreement                                       Page 5 of 12

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                  3.5 LEGAL PROCEEDINGS. There is no material legal or
governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company is a party or of which the business or property of the Company is subject that is required to be disclosed and that is not so disclosed in the SEC Reports. Other than the information disclosed in the SEC Reports, the Company is not subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body.

                  3.6 NO VIOLATIONS. The Company is not in violation of its Certificate of Incorporation, bylaws or other organizational documents, as amended. The Company is not in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect. The Company is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound, which such default would have a Material Adverse Effect upon the Company.

                  3.7 GOVERNMENTAL PERMITS, ETC. Each of the Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably likely to have a Material Adverse Effect.

                  3.8 INTELLECTUAL PROPERTY.

                           (a) Except for matters which are not reasonably
likely to have a Material Adverse Effect, (i) each of the Company has ownership of, or a license or other legal right to use, all patents, copyrights, trade secrets, trademarks, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company (collectively, "INTELLECTUAL PROPERTY") and (ii) all of the Intellectual Property owned by the Company consisting of patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and/or such other jurisdictions.

                           (b) Except for matters which are not reasonably
likely to have a Material Adverse Effect, all material licenses or other material agreements under which (i) the Company employs rights in Intellectual Property, or (ii) the Company has granted rights to others in Intellectual Property owned or licensed by the Company are in full force and effect, and there is no default by the Company with respect thereto.

                           (c) The Company believes that it has taken all steps
reasonably required in accordance with sound business practice and business judgment to establish and preserve the ownership of the Company's material Intellectual Property.

                           (d) Except for matters which are not reasonably
likely to have a Material Adverse Effect, to the knowledge of the Company, (i) the present business, activities and products of the Company do not infringe any intellectual property of any other person; (ii) neither the Company is making unauthorized use of any confidential information or trade secrets of any person;


Securities Purchase Agreement                                       Page 6 of 12

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and (iii) the activities of any of the employees of the Company, acting on behalf of the Company, do not materially violate any agreements or arrangements related to confidential information or trade secrets of third parties.

                           (e) Except for matters which are not reasonably
likely to have a Material Adverse Effect, and except as disclosed in the SEC Reports, no proceedings are pending, or to the knowledge of the Company, threatened, which challenge the rights of the Company to the use the Company's Intellectual Property.

                  3.9 FINANCIAL STATEMENTS. The financial statements of the Company and the related notes contained in the SEC Reports present fairly and accurately in all material respects the financial position of the Company as of the dates therein indicated, and the results of its operations, cash flows and the changes in shareholders' equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis at the times and throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

                  3.10 NO MATERIAL ADVERSE CHANGE. Except as disclosed in the SEC Reports or in any press releases issued by the Company prior to the Closing Date, there has not been (i) an event, circumstance or change that has had or is reasonably likely to have a Material Adverse Effect upon the Company, (ii) any obligation incurred by the Company that is material to the Company, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company which has had a Material Adverse Effect.

                  3.11 AMEX COMPLIANCE. The Company's Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and is listed on the American Stock Exchange (the "AMEX"), and the Company has taken no action intended to, or which to its knowledge could have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Amex. The issuance of the Shares does not require shareholder approval, including, without limitation, pursuant to Section 713 of the Amex Company Guide.

                  3.12 REPORTING STATUS. The Company has timely made all filings required under the Exchange Act during the twelve (12) months preceding the date of this Agreement, and all of those documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. The Company is currently eligible to register the resale of Common Stock by the Investors pursuant to a registration statement on Form S-3 under the Securities Act (the "REGISTRATION STATEMENT").

                  3.13 NO MANIPULATION; DISCLOSURE OF INFORMATION. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares. The Company has not disclosed any material non-public information to the Investors.


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                  3.14 ACCOUNTANTS. Epstein Weber & Conover, PLC, who expressed their opinion with respect to the consolidated financial statements to be incorporated by reference from the Company's Annual Report on Form 10-K for the year ended March 31, 2005 into the Registration Statement and the prospectus which forms a part thereof (the "PROSPECTUS"), have advised the Company that they are, and to the knowledge of the Company they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

                  3.15 CONTRACTS. Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the SEC Reports that are material to the Company and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts.

                  3.16 TAXES. Except for tax matters which are not reasonably likely to have a Material Adverse Effect, each of the Company and each of its Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon.

                  3.17 TRANSFER TAXES. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

                  3.18 INVESTMENT COMPANY. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an "investment company" as a result of the transactions contemplated by this Agreement.

                  3.19 INSURANCE. The Company maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

                  3.20 OFFERING PROHIBITIONS. Neither the Company nor any person acting on its behalf or at its direction has in the past or will in the future take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer or sale of the Shares as contemplated by this Agreement within the provisions of Section 5 of the Securities Act.

                  3.21 LISTING. The Company shall comply with all requirements with respect to the issuance of the Shares and the listing thereof on Amex.

                  3.22 RELATED PARTY TRANSACTIONS. Other than described in the SEC Reports, to the knowledge of the Company, no transaction has occurred between or among the Company or any of its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that with the passage of time are reasonably likely be required to be disclosed pursuant to
Section 13, 14 or 15(d) of the Exchange Act.


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                  3.23 BOOKS AND RECORDS. The books, records and accounts of the
Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  3.24 ADDITIONAL CONTINGENT CONSIDERATION. The Company expects that with the funding of the Offering and the additional capital provided thereby, that the Company's auditor will not express doubt about the company's ability to continue as a going concern (i.e. provided a so-called "Clean Opinion"). However, should the auditor again express such doubt and not provide a Clean Opinion despite the additional capital as a part of the annual report for the fiscal year ending March 31, 2006 on Form 10-K, then the Company will issue to Investors additional cash consideration ("Additional Consideration") equal to five percent (5.000%) of the gross proceeds. By way of example, should the Company raise $2,000,000, and the Company's auditor not provide a Clean Opinion, then iLinc will owe to Investors $100,000, with such Additional Consideration, if due, paid to within fifteen (15) days of the filing of the Company's Form 10-K in which the opinion expressing doubt is included. Provided however, that should the auditor issue an opinion that is a Clean Opinion then the obligation to provide Contingent Consideration under this Section 3.24 shall forever expire without further obligation to Investors.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.

                  4.1 INVESTOR KNOWLEDGE AND STATUS. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Shares, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor understands that the Shares are "restricted securities" and have not been registered under the Securities Act and is acquiring the number of Shares set forth in paragraph 3 of the Securities Purchase Agreement in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Investor's right to sell Shares pursuant to a Registration Statement filed under the Registration Rights Agreement or otherwise, or other than with respect to any claim arising out of a breach of this representation and warranty, the Investor's right to indemnification under Section 3 of the Registration Rights Agreement); (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions in paragraph 4 of the Securities Purchase Agreement and the Investor Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares set forth in paragraph 3 of the Securities Purchase Agreement, relied upon the representations and warranties of the Company contained herein


Securities Purchase Agreement                                       Page 9 of 12

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and the information contained in the SEC Reports. The Investor understands that the issuance of the Shares to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement. No person (including without limitation the Placement Agent) is authorized by the Company to provide any representation that is inconsistent with or in addition to those contained herein or in the SEC Reports, and the Investor acknowledges that it has not received or relied on any such representations.

                  4.2 TRANSFER OF SHARES. The Investor agrees that it will not make any sale, transfer or other disposition of the Shares (a "DISPOSITION") other than Dispositions that are made pursuant to the Registration Statement in compliance with any applicable prospectus delivery requirements or that are exempt from registration under the Securities Act. Investor has not taken and will not take any action designed to or that might reasonably be expected to cause or result in manipulation of the price of the Common Stock to facilitate the subscription to, or the sale or resale of the Shares. The Company has not disclosed any material non-public information to the Investors.

                  4.3 POWER AND AUTHORITY. The Investor represents and warrants to the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  4.4 NO SHORT POSITION. The Investor has not prior to the Closing Date, and will not for the one (1) year period beginning with the Closing Date, established any hedge or other position in the Common Stock that is issued and outstanding, and that is designed to or could reasonably be expected to lead to or result in a sale, transfer or other disposition by the Investor or any other person or entity under the control or direction of Investor. For purposes hereof, a "hedge or other position" would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

                  4.5 NO INVESTMENT, TAX OR LEGAL ADVICE. The Investor understands that nothing in the SEC Reports, this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

                  4.6 ACKNOWLEDGMENTS REGARDING PLACEMENT AGENT. The Investor acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the Offering of the Shares by the Company, and that the Placement Agent has made no representation or warranty whatsoever with respect to the accuracy or completeness of information, data or other related disclosure material that has been provided to the Investor. The Investor further acknowledges that in making its decision to enter into this Agreement and purchase the Shares, it has relied on its own examination of the Company and the terms of, and consequences of holding, the Shares. The Investor further


Securities Purchase Agreement                                      Page 10 of 12
acknowledges that the provisions of this Section 4.7 are for the benefit of, and may be enforced by, the Placement Agent. Investor has not received any general solicitation or advertising regarding the Offering and Investor has not been furnished with any oral or written representation or information in connection with the Offering which is not contained in the SEC Reports or set forth in the Memorandum.

                  4.7 ADDITIONAL ACKNOWLEDGEMENT. Investor has thoroughly reviewed and the SEC Reports and the Memorandum (the "Disclosure Documents") prior to making this investment. Investor has been granted a reasonable time prior to the date hereof during which we have had the opportunity to obtain such additional information as Investor deems necessary to permit Investor to make an informed decision with respect to the purchase of the Common Stock. After examination of the SEC Reports and other information available, Investor is fully aware of the business prospects, financial condition, risks associated with investment and the operating history relating to the Company, and therefore in subscribing for the purchase of the Shares, Investor is not relying upon any information other than information contained in the Disclosure Documents. The Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any Other Investor, and that it is not acting in concert with any Other Investor in making its purchase of the Shares hereunder. The Investor and, to its knowledge, the Company acknowledge that the Investors have not taken any actions that would deem the Investors to be members of a "group" for purposes of Section 13(d) of the Exchange Act.

         5. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor, and a party's reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

         6.   REGISTRATION OF SHARES; PUBLIC STATEMENTS.

                  6.1 In connection with the purchase and sale of the Shares by the Investors contemplated hereby, the Company has entered into a Registration Rights Agreement with each Investor providing for the filing by the Company of a Registration Statement on Form S-3 to enable the resale of the Shares by the Investors from time to time.

                  6.2 The Company agrees to disclose on a Current Report on Form 8-K the existence of the Offering and the material terms, thereof, including pricing, within four (4) days after the Closing. The Company will not issue any public statement, press release or any other public disclosure listing the Investor as one of the purchasers of the Shares without the Investor's prior review of the statement and prior consent thereto, except as may be required by applicable law or rules of any exchange on which the Company's securities are listed.

         7. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to


Securities Purchase Agreement                                      Page 11 of 12
such carrier, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

                           (a)      if to the Company, to:

                                    iLinc Communications, Inc.
                                    2999 North 44th Street, Suite 650
                                    Phoenix, AZ  85016
                                    Attention:  James L. Dunn, Jr.
                                    Telephone:  602-952-1200
                                    Fax: 602-952-1200

                                    with a copy to:
                                    Jackson Walker, LLP
                                    901 Main Street, Suite 6000
                                    Dallas, TX  75202
                                    Attention:  James Ryan III
                                    Telephone:  (516) 433-1200
                                    Fax:  (214) 661-6688

                           (b) if to the Investor, at its address on the
signature page to the Stock Purchase Agreement.

         8. AMENDMENTS; WAIVER. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

         9. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         10. ENTIRE AGREEMENT; SEVERABILITY. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         11. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

         12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.


Securities Purchase Agreement                                      Page 12 of 12

                          SECURITIES PURCHASE AGREEMENT

ILINC COMMUNICATIONS, INC.
JAMES M. POWERS, JR., PRESIDENT
2999 NORTH 44TH STREET, SUITE 650
PHOENIX, AZ  85016


The undersigned investor (the "INVESTOR") hereby confirms Investor's agreement with iLinc Communications, Inc. ("iLinc" or the "Company") as follows:

1. This Securities Purchase Agreement is made as of the date set forth below between the Company and the Investor.

2. The Company has authorized the sale and issuance of up to 5,400,000 shares (the "SHARES") of the common stock of the Company, $0.001 par value per share (the "COMMON STOCK"), to certain investors in a private placement (the "OFFERING").

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor 1,621,621 Shares at a purchase price of $0.37 per Share, for an aggregate purchase price of $600,000 (the "PURCHASE PRICE"), subject to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit "A", certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three (3) years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company, and (c) it has no direct or indirect affiliation or association with any National Association of Securities Dealers, Inc. ("NASD") member. Exceptions:

None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            (If no exceptions, write "none." If left blank, response
                         will be deemed to be "none.")


Securities Purchase Agreement                                       Page 1 of 12

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                 DATED AS OF:  June 8, 2006


                                 Sophrosyne Technology Fund Ltd.
                                 -----------------------------------------------


                                 By: /s/ Benjamin James Taylor
                                     -------------------------------------------
                                 Name:   Benjamin James Taylor
                                 Title:  Director


                                 Address: Ogier Fiduciary Services (Cayman) Ltd.
                                          --------------------------------------
                                 Queensgate House, South Church St.
                                 -----------------------------------------
                                 P.O. Box 1234 GT, Grand Cayman
                                 -----------------------------------------


AGREED AND ACCEPTED:

iLinc Communications, Inc.



By: /s/ James M. Powers, Jr.
    -----------------------------------
       Name: James M. Powers, Jr.
       Title: President


                 [SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]


Securities Purchase Agreement - Subscription Letter                 Page 2 of 12

                                     ANNEX I

                   TERMS AND CONDITIONS FOR PURCHASE OF SHARES

         1.   AGREEMENT TO SELL AND PURCHASE THE SHARES; SUBSCRIPTION DATE.

                  1.1 PURCHASE AND SALE. At the Closing (as defined in Section
2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions set forth herein, and at the Purchase Price, the number of Shares described in paragraph 3 of the Securities Purchase Agreement attached hereto (collectively with this Annex I and the other exhibits attached hereto, this "Agreement").

                  1.2 OTHER INVESTORS. As part of the Offering, the Company proposes to enter into Securities Purchase Agreements in the same form as this Agreement with certain other investors (the "OTHER INVESTORS"), and the Company expects to complete sales of Shares to them. The Investor and the Other Investors are sometimes collectively referred to herein as the "INVESTORS," and this Agreement, the Registration Rights Agreement and the Securities Purchase Agreements executed by the Other Investors are sometimes collectively referred to herein as the "AGREEMENTS." The Company may accept executed Agreements from Investors for the purchase of Shares commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the "SUBSCRIPTION DATE") on which the Company has notified Canaccord Adams, Inc. (in its capacity as placement agent for the Shares, the "PLACEMENT AGENT") in writing that it will no longer accept Agreements for the purchase of Shares in the Offering, but in no event shall the Subscription Date be later than JUNE 8, 2006. Each Investor must execute and deliver a Securities Purchase Agreement and a Registration Rights Agreement and must complete a Stock Certificate Questionnaire (in the form attached as Exhibit "A" hereto) and an Investor Questionnaire (in the form attached as Exhibit "B" hereto) in order to purchase Shares in the Offering.

                  1.3 PLACEMENT AGENT FEE. The Investor acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of Shares to the Investor from the proceeds of the Offering.

         2. DELIVERY OF THE SHARES AT CLOSING. The completion of the purchase and sale of the Shares (the "CLOSING") shall occur on a date specified by the Company and the Placement Agent that is anticipated to be June 9, 2006 (the "CLOSING DATE"), but which date shall not be later than June 16, 2006 (the "OUTSIDE DATE"), and of which the Investors will be notified in writing in advance by the Placement Agent. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth in paragraph 3 of the Stock Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire, in the name of a nominee designated by the Investor. In exchange for the delivery of the subscription agreements, the Investor shall deliver the Purchase Price to the Placement Agent by wire transfer of immediately available funds pursuant to written instructions to be held in escrow pending closing of the Offering. On the Closing Date, the Company shall cause counsel to the Company to deliver to the Investors a legal opinion, dated the Closing Date, substantially in the form attached hereto as Exhibit "C" (the "LEGAL OPINION").

         The Company's obligation to issue and sell the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of an executed copy of this Securities Purchase Agreement; (b) completion of purchases and sales of Shares under the Agreements with the Other Investors; (c) the accuracy of the representations and warranties made by the Investor in this Agreement and the


Securities Purchase Agreement                                       Page 3 of 12
fulfillment of the obligations of the Investor to be fulfilled by it under this Agreement on or prior to the Closing; and (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby.

         The Investor's obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the
Investor: (a) the completion, execution and return of the completed Securities Purchase Agreement (with exhibits thereto) by all Investors and the funding into escrow of no less than one million dollars ($1,000,0000); (b) the delivery of the Legal Opinion to the Investor by counsel to the Company; (c) the accuracy of the representations and warranties made by the Company in this Agreement on the Closing Date; (c) the execution and delivery by the Company of the Registration Rights Agreement, (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby; and (e) the delivery to the Investor by the Secretary or Assistant Secretary of the Company of a certificate stating that the conditions specified in this paragraph have been fulfilled.

         In the event that the Closing does not occur on or before the Outside Date as a result of the Company's failure to satisfy any of the conditions set forth above (and such condition has not been waived by the Investor), the Company shall return any and all funds paid hereunder to the Investor no later than one Business Day following the Outside Date and the Investors shall have no further obligations hereunder. For purposes of this Agreement, "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which the New York Stock Exchange are permitted or required by law to close.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. Except as otherwise described in the Company's Annual Report on Form 10-K for the year ended March 31, 2005 (and any amendments thereto filed at least two (2) Business Days prior to the Closing Date), Company's most recent Quarterly Report on Form 10-Q for the quarter ended December 31, 2005 (and any amendments thereto filed at least two (2) Business Days prior to the Closing Date), the Company's Proxy Statement for its 2005 Annual Meeting of Shareholders, and any of the Company's Current Reports on Form 8-K filed since December 31, 2005 (and any amendments thereto filed at least two (2) Business Days prior to the Closing Date) (all collectively, the "SEC REPORTS"), the Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and the Closing Date, as follows:

                  3.1 ORGANIZATION. The Company is duly incorporated and validly existing in good standing under the laws of the State of Delaware. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company and its subsidiaries as a whole or the business, financial condition, properties, operations or assets of the Company and its subsidiaries as a whole or the Company's ability to perform its obligations under the Agreements in all material respects ("MATERIAL ADVERSE EFFECT"), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

                  3.2 DUE AUTHORIZATION. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements. The execution and delivery of the Agreements, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action and no further action on the part of the Company or its Board of Directors or stockholders is required. The Agreements have been validly executed and delivered by the Company and constitute legal, valid and


Securities Purchase Agreement                                       Page 4 of 12
binding agreements of the Company enforceable against the Company in accordance with their terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  3.3 NO CONFLICT OR DEFAULT. The execution and delivery of the Agreements, the issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not: (A) result in a conflict with or constitute a material violation of, or material default (with the passage of time or otherwise) under, (i) any bond, debenture, note, loan agreement or other evidence of indebtedness, or any material lease, or contract to which the Company is a party or by which the Company or their respective properties are bound, (ii) the Certificate of Incorporation, by-laws or other organizational documents of the Company, as amended, or (iii) any law, administrative regulation, or existing order of any court or governmental agency, or other authority binding upon the Company or the Company's respective properties; or, (B) result in the creation or imposition of any lien, encumbrance, claim, or security interest upon any of the material assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Agreements by the Company and the valid issuance or sale of the Shares by the Company pursuant to the Agreements, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

                  3.4 CAPITALIZATION. The outstanding capital stock of the Company is as described in the Company's Quarterly Report on Form 10-Q for the three month period ending December 31, 2005 and the private placement memorandum dated May 31, 2006 (the "Memorandum") provided to Investor. The Company has not issued any capital stock since December 31, 2005, other than pursuant to the purchase of shares under the Company's employee stock option plan and the exercise of outstanding warrants or stock options, in each case as disclosed in the Memorandum or the SEC Reports. The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor). The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. The Company owns one hundred percent of all of the outstanding capital stock of each of its subsidiaries, free and clear of all liens, claims and encumbrances. There are not (i) any outstanding preemptive rights, or (ii) any rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company not disclosed in the SEC Reports or Memorandum, or (iii) any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party that would provide for the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options not disclosed in the SEC Reports or the Memorandum. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.


Securities Purchase Agreement                                       Page 5 of 12

                  3.5 LEGAL PROCEEDINGS. There is no material legal or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company is a party or of which the business or property of the Company is subject that is required to be disclosed and that is not so disclosed in the SEC Reports. Other than the information disclosed in the SEC Reports, the Company is not subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body.

                  3.6 NO VIOLATIONS. The Company is not in violation of its Certificate of Incorporation, bylaws or other organizational documents, as amended. The Company is not in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect. The Company is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound, which such default would have a Material Adverse Effect upon the Company.

                  3.7 GOVERNMENTAL PERMITS, ETC. Each of the Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably likely to have a Material Adverse Effect.

                  3.8 INTELLECTUAL PROPERTY.

                           (a) Except for matters which are not reasonably
likely to have a Material Adverse Effect, (i) each of the Company has ownership of, or a license or other legal right to use, all patents, copyrights, trade secrets, trademarks, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company (collectively, "INTELLECTUAL PROPERTY") and (ii) all of the Intellectual Property owned by the Company consisting of patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and/or such other jurisdictions.

                           (b) Except for matters which are not reasonably
likely to have a Material Adverse Effect, all material licenses or other material agreements under which (i) the Company employs rights in Intellectual Property, or (ii) the Company has granted rights to others in Intellectual Property owned or licensed by the Company are in full force and effect, and there is no default by the Company with respect thereto.

                           (c) The Company believes that it has taken all steps
reasonably required in accordance with sound business practice and business judgment to establish and preserve the ownership of the Company's material Intellectual Property.

                           (d) Except for matters which are not reasonably
likely to have a Material Adverse Effect, to the knowledge of the Company, (i) the present business, activities and products of the Company do not infringe any intellectual property of any other person; (ii) neither the Company is making unauthorized use of any confidential information or trade secrets of any person;


Securities Purchase Agreement                                       Page 6 of 12
and (iii) the activities of any of the employees of the Company, acting on behalf of the Company, do not materially violate any agreements or arrangements related to confidential information or trade secrets of third parties.

                           (e) Except for matters which are not reasonably
likely to have a Material Adverse Effect, and except as disclosed in the SEC Reports, no proceedings are pending, or to the knowledge of the Company, threatened, which challenge the rights of the Company to the use the Company's Intellectual Property.

                  3.9 FINANCIAL STATEMENTS. The financial statements of the Company and the related notes contained in the SEC Reports present fairly and accurately in all material respects the financial position of the Company as of the dates therein indicated, and the results of its operations, cash flows and the changes in shareholders' equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis at the times and throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

                  3.10 NO MATERIAL ADVERSE CHANGE. Except as disclosed in the SEC Reports or in any press releases issued by the Company prior to the Closing Date, there has not been (i) an event, circumstance or change that has had or is reasonably likely to have a Material Adverse Effect upon the Company, (ii) any obligation incurred by the Company that is material to the Company, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company which has had a Material Adverse Effect.

                  3.11 AMEX COMPLIANCE. The Company's Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and is listed on the American Stock Exchange (the "AMEX"), and the Company has taken no action intended to, or which to its knowledge could have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Amex. The issuance of the Shares does not require shareholder approval, including, without limitation, pursuant to Section 713 of the Amex Company Guide.

                  3.12 REPORTING STATUS. The Company has timely made all filings required under the Exchange Act during the twelve (12) months preceding the date of this Agreement, and all of those documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. The Company is currently eligible to register the resale of Common Stock by the Investors pursuant to a registration statement on Form S-3 under the Securities Act (the "REGISTRATION STATEMENT").

                  3.13 NO MANIPULATION; DISCLOSURE OF INFORMATION. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares. The Company has not disclosed any material non-public information to the Investors.


Securities Purchase Agreement                                       Page 7 of 12

                  3.14 ACCOUNTANTS. Epstein Weber & Conover, PLC, who expressed their opinion with respect to the consolidated financial statements to be incorporated by reference from the Company's Annual Report on Form 10-K for the year ended March 31, 2005 into the Registration Statement and the prospectus which forms a part thereof (the "PROSPECTUS"), have advised the Company that they are, and to the knowledge of the Company they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

                  3.15 CONTRACTS. Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the SEC Reports that are material to the Company and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts.

                  3.16 TAXES. Except for tax matters which are not reasonably likely to have a Material Adverse Effect, each of the Company and each of its Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon.

                  3.17 TRANSFER TAXES. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

                  3.18 INVESTMENT COMPANY. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an "investment company" as a result of the transactions contemplated by this Agreement.

                  3.19 INSURANCE. The Company maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

                  3.20 OFFERING PROHIBITIONS. Neither the Company nor any person acting on its behalf or at its direction has in the past or will in the future take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer or sale of the Shares as contemplated by this Agreement within the provisions of Section 5 of the Securities Act.

                  3.21 LISTING. The Company shall comply with all requirements with respect to the issuance of the Shares and the listing thereof on Amex.

                  3.22 RELATED PARTY TRANSACTIONS. Other than described in the SEC Reports, to the knowledge of the Company, no transaction has occurred between or among the Company or any of its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that with the passage of time are reasonably likely be required to be disclosed pursuant to
Section 13, 14 or 15(d) of the Exchange Act.


Securities Purchase Agreement                                       Page 8 of 12

                  3.23 BOOKS AND RECORDS. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  3.24 ADDITIONAL CONTINGENT CONSIDERATION. The Company expects that with the funding of the Offering and the additional capital provided thereby, that the Company's auditor will not express doubt about the company's ability to continue as a going concern (i.e. provided a so-called "Clean Opinion"). However, should the auditor again express such doubt and not provide a Clean Opinion despite the additional capital as a part of the annual report for the fiscal year ending March 31, 2006 on Form 10-K, then the Company will issue to Investors additional cash consideration ("Additional Consideration") equal to five percent (5.000%) of the gross proceeds. By way of example, should the Company raise $2,000,000, and the Company's auditor not provide a Clean Opinion, then iLinc will owe to Investors $100,000, with such Additional Consideration, if due, paid to within fifteen (15) days of the filing of the Company's Form 10-K in which the opinion expressing doubt is included. Provided however, that should the auditor issue an opinion that is a Clean Opinion then the obligation to provide Contingent Consideration under this Section 3.24 shall forever expire without further obligation to Investors.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.

                  4.1 INVESTOR KNOWLEDGE AND STATUS. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Shares, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor understands that the Shares are "restricted securities" and have not been registered under the Securities Act and is acquiring the number of Shares set forth in paragraph 3 of the Securities Purchase Agreement in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Investor's right to sell Shares pursuant to a Registration Statement filed under the Registration Rights Agreement or otherwise, or other than with respect to any claim arising out of a breach of this representation and warranty, the Investor's right to indemnification under Section 3 of the Registration Rights Agreement); (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions in paragraph 4 of the Securities Purchase Agreement and the Investor Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares set forth in paragraph 3 of the Securities Purchase Agreement, relied upon the representations and warranties of the Company contained herein


Securities Purchase Agreement                                       Page 9 of 12
and the information contained in the SEC Reports. The Investor understands that the issuance of the Shares to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement. No person (including without limitation the Placement Agent) is authorized by the Company to provide any representation that is inconsistent with or in addition to those contained herein or in the SEC Reports, and the Investor acknowledges that it has not received or relied on any such representations.

                  4.2 TRANSFER OF SHARES. The Investor agrees that it will not make any sale, transfer or other disposition of the Shares (a "DISPOSITION") other than Dispositions that are made pursuant to the Registration Statement in compliance with any applicable prospectus delivery requirements or that are exempt from registration under the Securities Act. Investor has not taken and will not take any action designed to or that might reasonably be expected to cause or result in manipulation of the price of the Common Stock to facilitate the subscription to, or the sale or resale of the Shares. The Company has not disclosed any material non-public information to the Investors.

                  4.3 POWER AND AUTHORITY. The Investor represents and warrants to the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  4.4 NO SHORT POSITION. The Investor has not prior to the Closing Date, and will not for the one (1) year period beginning with the Closing Date, established any hedge or other position in the Common Stock that is issued and outstanding, and that is designed to or could reasonably be expected to lead to or result in a sale, transfer or other disposition by the Investor or any other person or entity under the control or direction of Investor. For purposes hereof, a "hedge or other position" would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

                  4.5 NO INVESTMENT, TAX OR LEGAL ADVICE. The Investor understands that nothing in the SEC Reports, this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

                  4.6 ACKNOWLEDGMENTS REGARDING PLACEMENT AGENT. The Investor acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the Offering of the Shares by the Company, and that the Placement Agent has made no representation or warranty whatsoever with respect to the accuracy or completeness of information, data or other related disclosure material that has been provided to the Investor. The Investor further acknowledges that in making its decision to enter into this Agreement and purchase the Shares, it has relied on its own examination of the Company and the terms of, and consequences of holding, the Shares. The Investor further


Securities Purchase Agreement                                      Page 10 of 12
acknowledges that the provisions of this Section 4.7 are for the benefit of, and may be enforced by, the Placement Agent. Investor has not received any general solicitation or advertising regarding the Offering and Investor has not been furnished with any oral or written representation or information in connection with the Offering which is not contained in the SEC Reports or set forth in the Memorandum.

                  4.7 ADDITIONAL ACKNOWLEDGEMENT. Investor has thoroughly reviewed and the SEC Reports and the Memorandum (the "Disclosure Documents") prior to making this investment. Investor has been granted a reasonable time prior to the date hereof during which we have had the opportunity to obtain such additional information as Investor deems necessary to permit Investor to make an informed decision with respect to the purchase of the Common Stock. After examination of the SEC Reports and other information available, Investor is fully aware of the business prospects, financial condition, risks associated with investment and the operating history relating to the Company, and therefore in subscribing for the purchase of the Shares, Investor is not relying upon any information other than information contained in the Disclosure Documents. The Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any Other Investor, and that it is not acting in concert with any Other Investor in making its purchase of the Shares hereunder. The Investor and, to its knowledge, the Company acknowledge that the Investors have not taken any actions that would deem the Investors to be members of a "group" for purposes of Section 13(d) of the Exchange Act.

         5. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor, and a party's reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

         6.   REGISTRATION OF SHARES; PUBLIC STATEMENTS.

                  6.1 In connection with the purchase and sale of the Shares by the Investors contemplated hereby, the Company has entered into a Registration Rights Agreement with each Investor providing for the filing by the Company of a Registration Statement on Form S-3 to enable the resale of the Shares by the Investors from time to time.

                  6.2 The Company agrees to disclose on a Current Report on Form 8-K the existence of the Offering and the material terms, thereof, including pricing, within four (4) days after the Closing. The Company will not issue any public statement, press release or any other public disclosure listing the Investor as one of the purchasers of the Shares without the Investor's prior review of the statement and prior consent thereto, except as may be required by applicable law or rules of any exchange on which the Company's securities are listed.

         7. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to


Securities Purchase Agreement                                      Page 11 of 12
such carrier, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

                           (a)      if to the Company, to:

                                    iLinc Communications, Inc.
                                    2999 North 44th Street, Suite 650
                                    Phoenix, AZ  85016
                                    Attention:  James L. Dunn, Jr.
                                    Telephone:  602-952-1200
                                    Fax: 602-952-1200

                                    with a copy to:
                                    Jackson Walker, LLP
                                    901 Main Street, Suite 6000
                                    Dallas, TX  75202
                                    Attention:  James Ryan III
                                    Telephone:  (516) 433-1200
                                    Fax:  (214) 661-6688

                           (b) if to the Investor, at its address on the
signature page to the Stock Purchase Agreement.

         8. AMENDMENTS; WAIVER. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

         9. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         10. ENTIRE AGREEMENT; SEVERABILITY. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         11. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

         12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.


Securities Purchase Agreement                                      Page 12 of 12

                          SECURITIES PURCHASE AGREEMENT

ILINC COMMUNICATIONS, INC.
JAMES M. POWERS, JR., PRESIDENT
2999 NORTH 44TH STREET, SUITE 650
PHOENIX, AZ  85016


The undersigned investor (the "INVESTOR") hereby confirms Investor's agreement with iLinc Communications, Inc. ("iLinc" or the "Company") as follows:

1. This Securities Purchase Agreement is made as of the date set forth below between the Company and the Investor.

2. The Company has authorized the sale and issuance of up to 5,400,000 shares (the "SHARES") of the common stock of the Company, $0.001 par value per share (the "COMMON STOCK"), to certain investors in a private placement (the "OFFERING").

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor 1,081,081 Shares at a purchase price of $0.37 per Share, for an aggregate purchase price of $400,000 (the "PURCHASE PRICE"), subject to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit "A", certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three (3) years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company, and (c) it has no direct or indirect affiliation or association with any National Association of Securities Dealers, Inc. ("NASD") member. Exceptions:

None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            (If no exceptions, write "none." If left blank, response
                         will be deemed to be "none.")


Securities Purchase Agreement                                       Page 1 of 12

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                   DATED AS OF:  June 8, 2006


                                   Benjamin James Taylor and Diane Wong Shoda
                                   ---------------------------------------------


                                   By: /s/ Benjamin James Taylor
                                       -----------------------------------------
                                   Name:   Benjamin James Taylor, individually


                                   By: /s/ Diane Wong Shoda
                                       -----------------------------------------
                                   Name:   Diane Wong Shoda, individually


                                   Address: 54 E. Allendale Avenue
                                            ------------------------------------
                                   Allendale, NJ 07401
                                   ---------------------------------------------


AGREED AND ACCEPTED:

iLinc Communications, Inc.



By: /s/ James M. Powers, Jr.
    -----------------------------------
       Name: James M. Powers, Jr.
       Title: President


                 [SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]


Securities Purchase Agreement - Subscription Letter                 Page 2 of 12

                                     ANNEX I

                   TERMS AND CONDITIONS FOR PURCHASE OF SHARES

         1.   AGREEMENT TO SELL AND PURCHASE THE SHARES; SUBSCRIPTION DATE.

                  1.1 PURCHASE AND SALE. At the Closing (as defined in Section
2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions set forth herein, and at the Purchase Price, the number of Shares described in paragraph 3 of the Securities Purchase Agreement attached hereto (collectively with this Annex I and the other exhibits attached hereto, this "Agreement").

                  1.2 OTHER INVESTORS. As part of the Offering, the Company proposes to enter into Securities Purchase Agreements in the same form as this Agreement with certain other investors (the "OTHER INVESTORS"), and the Company expects to complete sales of Shares to them. The Investor and the Other Investors are sometimes collectively referred to herein as the "INVESTORS," and this Agreement, the Registration Rights Agreement and the Securities Purchase Agreements executed by the Other Investors are sometimes collectively referred to herein as the "AGREEMENTS." The Company may accept executed Agreements from Investors for the purchase of Shares commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the "SUBSCRIPTION DATE") on which the Company has notified Canaccord Adams, Inc. (in its capacity as placement agent for the Shares, the "PLACEMENT AGENT") in writing that it will no longer accept Agreements for the purchase of Shares in the Offering, but in no event shall the Subscription Date be later than JUNE 8, 2006. Each Investor must execute and deliver a Securities Purchase Agreement and a Registration Rights Agreement and must complete a Stock Certificate Questionnaire (in the form attached as Exhibit "A" hereto) and an Investor Questionnaire (in the form attached as Exhibit "B" hereto) in order to purchase Shares in the Offering.

                  1.3 PLACEMENT AGENT FEE. The Investor acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of Shares to the Investor from the proceeds of the Offering.

         2. DELIVERY OF THE SHARES AT CLOSING. The completion of the purchase and sale of the Shares (the "CLOSING") shall occur on a date specified by the Company and the Placement Agent that is anticipated to be June 9, 2006 (the "CLOSING DATE"), but which date shall not be later than June 16, 2006 (the "OUTSIDE DATE"), and of which the Investors will be notified in writing in advance by the Placement Agent. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth in paragraph 3 of the Stock Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire, in the name of a nominee designated by the Investor. In exchange for the delivery of the subscription agreements, the Investor shall deliver the Purchase Price to the Placement Agent by wire transfer of immediately available funds pursuant to written instructions to be held in escrow pending closing of the Offering. On the Closing Date, the Company shall cause counsel to the Company to deliver to the Investors a legal opinion, dated the Closing Date, substantially in the form attached hereto as Exhibit "C" (the "LEGAL OPINION").

         The Company's obligation to issue and sell the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of an executed copy of this Securities Purchase Agreement; (b) completion of purchases and sales of Shares under the Agreements with the Other Investors; (c) the accuracy of the representations and warranties made by the Investor in this Agreement and the


Securities Purchase Agreement                                       Page 3 of 12
fulfillment of the obligations of the Investor to be fulfilled by it under this Agreement on or prior to the Closing; and (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby.

         The Investor's obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the
Investor: (a) the completion, execution and return of the completed Securities Purchase Agreement (with exhibits thereto) by all Investors and the funding into escrow of no less than one million dollars ($1,000,0000); (b) the delivery of the Legal Opinion to the Investor by counsel to the Company; (c) the accuracy of the representations and warranties made by the Company in this Agreement on the Closing Date; (c) the execution and delivery by the Company of the Registration Rights Agreement, (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby; and (e) the delivery to the Investor by the Secretary or Assistant Secretary of the Company of a certificate stating that the conditions specified in this paragraph have been fulfilled.

         In the event that the Closing does not occur on or before the Outside Date as a result of the Company's failure to satisfy any of the conditions set forth above (and such condition has not been waived by the Investor), the Company shall return any and all funds paid hereunder to the Investor no later than one Business Day following the Outside Date and the Investors shall have no further obligations hereunder. For purposes of this Agreement, "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which the New York Stock Exchange are permitted or required by law to close.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. Except as otherwise described in the Company's Annual Report on Form 10-K for the year ended March 31, 2005 (and any amendments thereto filed at least two (2) Business Days prior to the Closing Date), Company's most recent Quarterly Report on Form 10-Q for the quarter ended December 31, 2005 (and any amendments thereto filed at least two (2) Business Days prior to the Closing Date), the Company's Proxy Statement for its 2005 Annual Meeting of Shareholders, and any of the Company's Current Reports on Form 8-K filed since December 31, 2005 (and any amendments thereto filed at least two (2) Business Days prior to the Closing Date) (all collectively, the "SEC REPORTS"), the Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and the Closing Date, as follows:

                  3.1 ORGANIZATION. The Company is duly incorporated and validly existing in good standing under the laws of the State of Delaware. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company and its subsidiaries as a whole or the business, financial condition, properties, operations or assets of the Company and its subsidiaries as a whole or the Company's ability to perform its obligations under the Agreements in all material respects ("MATERIAL ADVERSE EFFECT"), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

                  3.2 DUE AUTHORIZATION. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements. The execution and delivery of the Agreements, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action and no further action on the part of the Company or its Board of Directors or stockholders is required. The Agreements have been validly executed and delivered by the Company and constitute legal, valid and


Securities Purchase Agreement                                       Page 4 of 12
binding agreements of the Company enforceable against the Company in accordance with their terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  3.3 NO CONFLICT OR DEFAULT. The execution and delivery of the Agreements, the issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not: (A) result in a conflict with or constitute a material violation of, or material default (with the passage of time or otherwise) under, (i) any bond, debenture, note, loan agreement or other evidence of indebtedness, or any material lease, or contract to which the Company is a party or by which the Company or their respective properties are bound, (ii) the Certificate of Incorporation, by-laws or other organizational documents of the Company, as amended, or (iii) any law, administrative regulation, or existing order of any court or governmental agency, or other authority binding upon the Company or the Company's respective properties; or, (B) result in the creation or imposition of any lien, encumbrance, claim, or security interest upon any of the material assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Agreements by the Company and the valid issuance or sale of the Shares by the Company pursuant to the Agreements, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

                  3.4 CAPITALIZATION. The outstanding capital stock of the Company is as described in the Company's Quarterly Report on Form 10-Q for the three month period ending December 31, 2005 and the private placement memorandum dated May 31, 2006 (the "Memorandum") provided to Investor. The Company has not issued any capital stock since December 31, 2005, other than pursuant to the purchase of shares under the Company's employee stock option plan and the exercise of outstanding warrants or stock options, in each case as disclosed in the Memorandum or the SEC Reports. The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor). The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. The Company owns one hundred percent of all of the outstanding capital stock of each of its subsidiaries, free and clear of all liens, claims and encumbrances. There are not (i) any outstanding preemptive rights, or (ii) any rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company not disclosed in the SEC Reports or Memorandum, or (iii) any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party that would provide for the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options not disclosed in the SEC Reports or the Memorandum. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.


Securities Purchase Agreement                                       Page 5 of 12

                  3.5 LEGAL PROCEEDINGS. There is no material legal or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company is a party or of which the business or property of the Company is subject that is required to be disclosed and that is not so disclosed in the SEC Reports. Other than the information disclosed in the SEC Reports, the Company is not subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body.

                  3.6 NO VIOLATIONS. The Company is not in violation of its Certificate of Incorporation, bylaws or other organizational documents, as amended. The Company is not in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect. The Company is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound, which such default would have a Material Adverse Effect upon the Company.

                  3.7 GOVERNMENTAL PERMITS, ETC. Each of the Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably likely to have a Material Adverse Effect.

                  3.8 INTELLECTUAL PROPERTY.

                           (a) Except for matters which are not reasonably
likely to have a Material Adverse Effect, (i) each of the Company has ownership of, or a license or other legal right to use, all patents, copyrights, trade secrets, trademarks, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company (collectively, "INTELLECTUAL PROPERTY") and (ii) all of the Intellectual Property owned by the Company consisting of patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and/or such other jurisdictions.

                           (b) Except for matters which are not reasonably
likely to have a Material Adverse Effect, all material licenses or other material agreements under which (i) the Company employs rights in Intellectual Property, or (ii) the Company has granted rights to others in Intellectual Property owned or licensed by the Company are in full force and effect, and there is no default by the Company with respect thereto.

                           (c) The Company believes that it has taken all steps
reasonably required in accordance with sound business practice and business judgment to establish and preserve the ownership of the Company's material Intellectual Property.

                           (d) Except for matters which are not reasonably
likely to have a Material Adverse Effect, to the knowledge of the Company, (i) the present business, activities and products of the Company do not infringe any intellectual property of any other person; (ii) neither the Company is making unauthorized use of any confidential information or trade secrets of any person;


Securities Purchase Agreement                                       Page 6 of 12
and (iii) the activities of any of the employees of the Company, acting on behalf of the Company, do not materially violate any agreements or arrangements related to confidential information or trade secrets of third parties.

                           (e) Except for matters which are not reasonably
likely to have a Material Adverse Effect, and except as disclosed in the SEC Reports, no proceedings are pending, or to the knowledge of the Company, threatened, which challenge the rights of the Company to the use the Company's Intellectual Property.

                  3.9 FINANCIAL STATEMENTS. The financial statements of the Company and the related notes contained in the SEC Reports present fairly and accurately in all material respects the financial position of the Company as of the dates therein indicated, and the results of its operations, cash flows and the changes in shareholders' equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis at the times and throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

                  3.10 NO MATERIAL ADVERSE CHANGE. Except as disclosed in the SEC Reports or in any press releases issued by the Company prior to the Closing Date, there has not been (i) an event, circumstance or change that has had or is reasonably likely to have a Material Adverse Effect upon the Company, (ii) any obligation incurred by the Company that is material to the Company, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company which has had a Material Adverse Effect.

                  3.11 AMEX COMPLIANCE. The Company's Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and is listed on the American Stock Exchange (the "AMEX"), and the Company has taken no action intended to, or which to its knowledge could have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Amex. The issuance of the Shares does not require shareholder approval, including, without limitation, pursuant to Section 713 of the Amex Company Guide.

                  3.12 REPORTING STATUS. The Company has timely made all filings required under the Exchange Act during the twelve (12) months preceding the date of this Agreement, and all of those documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. The Company is currently eligible to register the resale of Common Stock by the Investors pursuant to a registration statement on Form S-3 under the Securities Act (the "REGISTRATION STATEMENT").

                  3.13 NO MANIPULATION; DISCLOSURE OF INFORMATION. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares. The Company has not disclosed any material non-public information to the Investors.


Securities Purchase Agreement                                       Page 7 of 12

                  3.14 ACCOUNTANTS. Epstein Weber & Conover, PLC, who expressed their opinion with respect to the consolidated financial statements to be incorporated by reference from the Company's Annual Report on Form 10-K for the year ended March 31, 2005 into the Registration Statement and the prospectus which forms a part thereof (the "PROSPECTUS"), have advised the Company that they are, and to the knowledge of the Company they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

                  3.15 CONTRACTS. Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the SEC Reports that are material to the Company and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts.

                  3.16 TAXES. Except for tax matters which are not reasonably likely to have a Material Adverse Effect, each of the Company and each of its Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon.

                  3.17 TRANSFER TAXES. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

                  3.18 INVESTMENT COMPANY. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an "investment company" as a result of the transactions contemplated by this Agreement.

                  3.19 INSURANCE. The Company maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

                  3.20 OFFERING PROHIBITIONS. Neither the Company nor any person acting on its behalf or at its direction has in the past or will in the future take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer or sale of the Shares as contemplated by this Agreement within the provisions of Section 5 of the Securities Act.

                  3.21 LISTING. The Company shall comply with all requirements with respect to the issuance of the Shares and the listing thereof on Amex.

                  3.22 RELATED PARTY TRANSACTIONS. Other than described in the SEC Reports, to the knowledge of the Company, no transaction has occurred between or among the Company or any of its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that with the passage of time are reasonably likely be required to be disclosed pursuant to
Section 13, 14 or 15(d) of the Exchange Act.


Securities Purchase Agreement                                       Page 8 of 12

                  3.23 BOOKS AND RECORDS. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  3.24 ADDITIONAL CONTINGENT CONSIDERATION. The Company expects that with the funding of the Offering and the additional capital provided thereby, that the Company's auditor will not express doubt about the company's ability to continue as a going concern (i.e. provided a so-called "Clean Opinion"). However, should the auditor again express such doubt and not provide a Clean Opinion despite the additional capital as a part of the annual report for the fiscal year ending March 31, 2006 on Form 10-K, then the Company will issue to Investors additional cash consideration ("Additional Consideration") equal to five percent (5.000%) of the gross proceeds. By way of example, should the Company raise $2,000,000, and the Company's auditor not provide a Clean Opinion, then iLinc will owe to Investors $100,000, with such Additional Consideration, if due, paid to within fifteen (15) days of the filing of the Company's Form 10-K in which the opinion expressing doubt is included. Provided however, that should the auditor issue an opinion that is a Clean Opinion then the obligation to provide Contingent Consideration under this Section 3.24 shall forever expire without further obligation to Investors.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.

                  4.1 INVESTOR KNOWLEDGE AND STATUS. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Shares, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor understands that the Shares are "restricted securities" and have not been registered under the Securities Act and is acquiring the number of Shares set forth in paragraph 3 of the Securities Purchase Agreement in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Investor's right to sell Shares pursuant to a Registration Statement filed under the Registration Rights Agreement or otherwise, or other than with respect to any claim arising out of a breach of this representation and warranty, the Investor's right to indemnification under Section 3 of the Registration Rights Agreement); (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions in paragraph 4 of the Securities Purchase Agreement and the Investor Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares set forth in paragraph 3 of the Securities Purchase Agreement, relied upon the representations and warranties of the Company contained herein


Securities Purchase Agreement                                       Page 9 of 12
and the information contained in the SEC Reports. The Investor understands that the issuance of the Shares to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement. No person (including without limitation the Placement Agent) is authorized by the Company to provide any representation that is inconsistent with or in addition to those contained herein or in the SEC Reports, and the Investor acknowledges that it has not received or relied on any such representations.

                  4.2 TRANSFER OF SHARES. The Investor agrees that it will not make any sale, transfer or other disposition of the Shares (a "DISPOSITION") other than Dispositions that are made pursuant to the Registration Statement in compliance with any applicable prospectus delivery requirements or that are exempt from registration under the Securities Act. Investor has not taken and will not take any action designed to or that might reasonably be expected to cause or result in manipulation of the price of the Common Stock to facilitate the subscription to, or the sale or resale of the Shares. The Company has not disclosed any material non-public information to the Investors.

                  4.3 POWER AND AUTHORITY. The Investor represents and warrants to the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  4.4 NO SHORT POSITION. The Investor has not prior to the Closing Date, and will not for the one (1) year period beginning with the Closing Date, established any hedge or other position in the Common Stock that is issued and outstanding, and that is designed to or could reasonably be expected to lead to or result in a sale, transfer or other disposition by the Investor or any other person or entity under the control or direction of Investor. For purposes hereof, a "hedge or other position" would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

                  4.5 NO INVESTMENT, TAX OR LEGAL ADVICE. The Investor understands that nothing in the SEC Reports, this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

                  4.6 ACKNOWLEDGMENTS REGARDING PLACEMENT AGENT. The Investor acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the Offering of the Shares by the Company, and that the Placement Agent has made no representation or warranty whatsoever with respect to the accuracy or completeness of information, data or other related disclosure material that has been provided to the Investor. The Investor further acknowledges that in making its decision to enter into this Agreement and purchase the Shares, it has relied on its own examination of the Company and the terms of, and consequences of holding, the Shares. The Investor further


Securities Purchase Agreement                                      Page 10 of 12
acknowledges that the provisions of this Section 4.7 are for the benefit of, and may be enforced by, the Placement Agent. Investor has not received any general solicitation or advertising regarding the Offering and Investor has not been furnished with any oral or written representation or information in connection with the Offering which is not contained in the SEC Reports or set forth in the Memorandum.

                  4.7 ADDITIONAL ACKNOWLEDGEMENT. Investor has thoroughly reviewed and the SEC Reports and the Memorandum (the "Disclosure Documents") prior to making this investment. Investor has been granted a reasonable time prior to the date hereof during which we have had the opportunity to obtain such additional information as Investor deems necessary to permit Investor to make an informed decision with respect to the purchase of the Common Stock. After examination of the SEC Reports and other information available, Investor is fully aware of the business prospects, financial condition, risks associated with investment and the operating history relating to the Company, and therefore in subscribing for the purchase of the Shares, Investor is not relying upon any information other than information contained in the Disclosure Documents. The Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any Other Investor, and that it is not acting in concert with any Other Investor in making its purchase of the Shares hereunder. The Investor and, to its knowledge, the Company acknowledge that the Investors have not taken any actions that would deem the Investors to be members of a "group" for purposes of Section 13(d) of the Exchange Act.

         5. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor, and a party's reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

         6.   REGISTRATION OF SHARES; PUBLIC STATEMENTS.

                  6.1 In connection with the purchase and sale of the Shares by the Investors contemplated hereby, the Company has entered into a Registration Rights Agreement with each Investor providing for the filing by the Company of a Registration Statement on Form S-3 to enable the resale of the Shares by the Investors from time to time.

                  6.2 The Company agrees to disclose on a Current Report on Form 8-K the existence of the Offering and the material terms, thereof, including pricing, within four (4) days after the Closing. The Company will not issue any public statement, press release or any other public disclosure listing the Investor as one of the purchasers of the Shares without the Investor's prior review of the statement and prior consent thereto, except as may be required by applicable law or rules of any exchange on which the Company's securities are listed.

         7. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to


Securities Purchase Agreement                                      Page 11 of 12
such carrier, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

                           (a)      if to the Company, to:

                                    iLinc Communications, Inc.
                                    2999 North 44th Street, Suite 650
                                    Phoenix, AZ  85016
                                    Attention:  James L. Dunn, Jr.
                                    Telephone:  602-952-1200
                                    Fax: 602-952-1200

                                    with a copy to:
                                    Jackson Walker, LLP
                                    901 Main Street, Suite 6000
                                    Dallas, TX  75202
                                    Attention:  James Ryan III
                                    Telephone:  (516) 433-1200
                                    Fax:  (214) 661-6688

                           (b) if to the Investor, at its address on the
signature page to the Stock Purchase Agreement.

         8. AMENDMENTS; WAIVER. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

         9. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         10. ENTIRE AGREEMENT; SEVERABILITY. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         11. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

         12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.


Securities Purchase Agreement                                      Page 12 of 12